UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                October 5, 2000 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                  000-20841             86-0721358
 (State or Other Jurisdiction     (Commission          (IRS Employer
       of Incorporation)          File Number)       Identification No.)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a copy of Ugly Duckling Corporation's press release dated October 9, 2000 titled "Ugly Duckling Confirms Receipt of Offer to Purchase Company from Chairman/Largest Shareholder" which describes an offer made by Mr. Ernest C. Garcia II, Ugly Duckling's Chairman and largest stockholder, to purchase all of the outstanding shares of common stock of Ugly Duckling not already owned by Mr. Garcia.

         Following   announcement  of  the  offer,  five  substantially  similar lawsuits were filed in Delaware state court against Ugly Duckling and its directors on behalf of various purported plaintiffs alleging breach of fiduciary duty, seeking class action status, and requesting that any transaction between Ugly Duckling and Mr. Garcia be enjoined. Ugly Duckling will defend these lawsuits if it is served with the complaints.

EXHIBIT
NO.           DESCRIPTION

99.1 Ugly Duckling Corporation Press Release Dated October 9, 2000 Titled "Ugly Duckling Confirms Receipt of Offer to Purchase Company from Chairman/Largest Shareholder."


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2000                                 UGLY DUCKLING CORPORATION
                                                             (Registrant)



                                               By:     /s/ JON D. EHLINGER
                                                     ---------------------------
                                                             (Signature)
                                                   Jon D. Ehlinger
                                                   Secretary and General Counsel